UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-21883
Oppenheimer Rochester Ohio Municipal Fund
(Exact name of registrant as specified in charter)
6803 South Tucson Way, Centennial, Colorado 80112-3924
(Address of principal executive offices) (Zip code)
Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, New York, New York 10281-1008
(Name and address of agent for service)
Registrant’s telephone number, including area code: (303) 768-3200
Date of fiscal year end: March 31
Date of reporting period: 03/31/2011

Item 1. Reports to Stockholders.

March 31, 2011

OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Oppenheimer

Rochester® Ohio Municipal Fund

Management Commentary and Annual Report

MANAGEMENT COMMENTARY

An Interview with Your Fund's Portfolio Managers

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

"If you're looking for guidance about current market conditions and fixed-income strategies, it seems likely that portfolio managers with a long and focused track record in municipal bond investing would have sharper insights than any new media personality."

Dan Loughran, Senior Vice President, Senior Portfolio Manager and Team Leader, **OppenheimerFunds/Rochester**

OppenheimerFunds®
The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS

Top Ten Categories

Government Appropriation	13.0%

Tobacco—Master Settlement Agreement	12.2

Hospital/Health Care	10.6

Special Assessment	9.0

Adult Living Facilities	8.4

Tax Increment Financing (TIF)	7.0

General Obligation	5.0

Municipal Leases	4.3

Electric Utilities	3.3

Parking Fee Revenue	3.0
Portfolio holdings are subject to change. Percentages are as of March 31, 2011, and are based on total assets.

Credit Allocation

Credit Rating Breakdown	NRSRO Only Total

AAA	1.5%

AA	6.8

A	11.2

BBB	38.1

BB and Lower	7.6

Unrated	34.8

Total	100.0%
The percentages above are based on the market value of the Fund’s securities as of March 31, 2011, and are subject to change. All securities except for those labeled “unrated” have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. (the “Manager”) converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest rating is used. Unrated securities do not necessarily indicate low credit quality.
For the purposes of this Credit Allocation table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Securities not rated by an NRSRO may or may not be equivalent of investment grade. For further details, please consult the Fund’s prospectus or Statement of Additional Information.
10 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund’s performance during its fiscal year ended March 31, 2011, followed by a graphical comparison of the Fund’s performance to appropriate broad-based market indices.
Management’s Discussion of Fund Performance. During the 12-month period ended March 31, 2011, the rally that defined the first 7 months gave way in November 2010 to a sustained market reversal more recently. The Fund’s Class A shares produced a total return of 2.07% at net asset value for the reporting period (-2.78% with sales charge). As of March 31, 2011, the distribution yield of this Fund’s Class A shares was 6.47% at NAV.
     The charts on pages 14 to 16 show the Fund’s performance. We encourage investors to remain focused on their long-term financial objectives for high levels of tax-free income and believe that this Fund’s investments offer structural advantages over the long term.
     Securities issued in the Commonwealth of Puerto Rico, which are exempt from federal, state and local income taxes, represented 19.5% of the Fund’s net assets on March 31, 2011. During the reporting period, the total return of the Fund’s holdings in securities issued by Puerto Rico was virtually flat. Most of the Fund’s investments in securities issued by Puerto Rico issuers are supported by taxes and other revenues and are designed to help finance electric utilities, highways and education.
     Better fiscal management has helped Puerto Rico significantly reduce pressure on its municipal bonds. First-term governor Luis Fortuño has decreased Puerto Rico’s payroll by 17%, implemented a property tax, and increased corporate and income taxes. In addition, lawmakers have set a goal for Puerto Rico to end recurring budget imbalances by 2013. As a result, the Commonwealth, its agencies and its financing arm, the Government Development Bank of Puerto Rico, retained their investment-grade ratings from Standard & Poor’s, Fitch Ratings and Moody’s Investors Service this reporting period. We remain confident in Puerto Rico’s ability to collect taxes and make its bond payments.
     At the end of the reporting period, the Fund was invested in the Government Appropriation sector, representing 13.0% of the Fund’s total assets and comprising the largest industry sector. These securities, which made a positive contribution to the Fund’s total return this reporting period, are backed by pools of money designated to finance various projects around the state. These projects carry not only the implicit pledge of the respective municipality, but also considerable debt service reserve funding, which is good for bondholders.
     The Fund continued to be invested this reporting period in bonds backed by proceeds from the tobacco Master Settlement Agreement (the MSA), the national litigation settlement with U.S. tobacco manufacturers. MSA-backed tobacco bonds
11 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
accounted for 12.2% of the Fund’s total assets at the end of this reporting period, but did not make a positive contribution to the Fund’s total return.1
     In December 2010, Moody’s took rating actions on more than 200 classes of tobacco securitizations because of implications from a recent court ruling and a larger-than-expected decline in consumption in 2009. In its rating actions, Moody’s list of possible upgrades outnumbered the possible downgrades by a 2-to-1 margin.
     We believe that tobacco bonds, while benefiting states and territories and qualifying for tax exemption, are fundamentally sound credits. Our long-term view of the sector remains bullish and we will likely continue to hold a greater percentage of tobacco bonds in our portfolios than our peers. As in earlier reporting periods, the tobacco bonds this Fund held during this reporting period made all scheduled payments of interest and principal on time and in full. Although we believe price and ratings volatility remain likely over the near term, we also believe that carefully researched MSA-backed bonds are fundamentally sound, and we are confident that these bonds will continue to provide high levels of tax-free income to the long-term benefit of our yield-seeking investors.
     As of March 31, 2011, the Fund was invested in the hospital/health care sector, representing 10.6% of the Fund’s total assets. Our holdings in this sector consist of securities across the credit spectrum. The overall fundamentals in this sector remained stable this reporting period, helping to contribute positively to the Fund’s total return.
     Oppenheimer Rochester Ohio Municipal Fund remained invested in land development (or “dirt”) bonds, which are Special Assessment bonds that help finance the infrastructure needs of new real estate development. At the end of this reporting period, the Special Assessment sector represented 9.0% of the Fund’s total assets and made a positive contribution to the Fund’s total return.
     In our opinion, these bonds have several appealing characteristics: the debt service payments securing these bonds are on parity with real estate taxes and senior to mortgage payments, and assessments or taxes must be paid by whoever owns the land when
1. Investments in “tobacco bonds,” which are backed by the proceeds a state or territory receives from the 1998 national litigation settlement with tobacco manufacturers, may be vulnerable to economic and/or legislative events that affect issuers in a particular municipal market sector. Annual payments by MSA-participating manufacturers, for example, hinge on many factors, including annual domestic cigarette shipments, inflation and the relative market share of non-participating manufacturers. To date, we believe consumption figures remain within an acceptable range of the assumptions used to structure MSA bonds. Future MSA payments could be reduced if consumption were to fall more rapidly than originally forecast.
12 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

the tax bill comes due. We will continue to hold carefully researched dirt bonds in our portfolios, as improvement in the housing market and the general economy could strengthen the credit profiles of these bonds going forward.
     Tax increment financing (TIF) bonds constituted 7.0% of the Fund’s total assets at the end of the reporting period and contributed positively to the Fund’s total return.
Traditionally, this type of financing has been used for urban/suburban renewal projects. Increased tax collections as a result of inflation or an improving economy typically prove favorably for these types of bonds. Within this sector, the developer involved with the Hickory Chase Infrastructure Improvement project filed for bankruptcy, causing the project to stall. We will continue to monitor this situation very closely, as it remains unclear how and when it will be resolved.
     We believe our approach to municipal bond investing is flexible and responsive to market conditions. Shareholders should note that market conditions during this reporting period did not affect the Fund’s overall investment objectives or cause it to pay any capital gain distributions. In closing, we believe that the Fund’s structure and composition as well as our time-tested strategies will continue to benefit long-term investors through interest rate and economic cycles.
Comparing the Fund’s Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until March 31, 2011. Performance is measured from the inception date of all Classes on June 21, 2006. The Fund’s performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.
     The Fund’s performance is compared to the performance of that of the Barclays Capital Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is a measure of the general municipal bond market. The Fund’s performance is also compared to the Consumer Price Index, a non-securities index that measures changes in the inflation rate. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund’s performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the securities comprising the indices.
13 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     14 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 17 for further information.
     15 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FUND PERFORMANCE DISCUSSION
Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes. For performance data current to the most recent month end, visit us at www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, reinvested distributions and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (since inception); and for Class C shares, the 1% contingent deferred sales charge for the 1-year period. See page 17 for further information.
     16 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES
Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns shown do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
This report must be preceded or accompanied by the current prospectus of Oppenheimer Rochester Ohio Municipal Fund. Investors should consider the Fund’s investment objectives, risks, expenses and other charges carefully before investing. The Fund’s prospectus and, if available, the Fund’s summary prospectus contain this and other information about the Fund, and may be obtained by asking your financial advisor, calling us at 1.800.525.7048 or visiting our website at www.oppenheimerfunds.com. Read the prospectus and, if available, the summary prospectus carefully before investing.
The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.
Class A shares of the Fund were first publicly offered on 6/21/06. Unless otherwise noted, the Class A returns are shown net of the applicable 4.75% maximum initial sales charge.
Class B shares of the Fund were first publicly offered on 6/21/06. Unless otherwise noted, the Class B returns are shown net of the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception). Class B shares are subject to an annual 0.75% asset-based sales charge.
Class C shares of the Fund were first publicly offered on 6/21/06. Unless otherwise noted, the Class C returns are shown net of the applicable 1% contingent deferred sales charge for the one-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.
An explanation of the calculation of performance is in the Fund’s Statement of Additional Information.
17 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FUND EXPENSES
Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2011.
Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
18 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	6 Months Ended
Actual	October 1, 2010	March 31, 2011	March 31, 2011

Class A	$1,000.00	$944.60	$6.27

Class B	1,000.00	941.00	9.87

Class C	1,000.00	941.90	9.93

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,018.50	6.51

Class B	1,000.00	1,014.81	10.25

Class C	1,000.00	1,014.76	10.30
Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended March 31, 2011 are as follows:

Class	Expense Ratios

Class A	1.29%

Class B	2.03

Class C	2.04
The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
19 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS March 31, 2011

Principal
Amount		Coupon	Maturity	Value

Municipal Bonds and Notes—114.8%

Ohio—90.2%
$20,000	Akron, OH Bath Copley Joint Township Hospital District (Summa Health System)[1]	5.375%	11/15/2018	$20,004

1,000,000	Akron, OH Waterworks[1]	5.625	12/01/2020	1,000,400

1,000,000	American Municipal Power, OH (Prairie State Energy Campus)[1]	5.750	02/15/2039	1,008,100

35,000	Ashland County, OH Health Care Facilities (Good Shepherd Home for the Aged)[1]	6.050	12/15/2019	31,534

100,000	Blue Ash, OH Tax Increment Financing (Duke Realty)[1]	5.000	12/01/2035	75,987

750,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)[1]	5.750	06/01/2031	685,635

500,000	Bowling Green, OH Student Hsg. (CFP I-Bowling Green State University)[1]	6.000	06/01/2045	445,905

1,000,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	5.875	06/01/2047	667,020

10,945,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)[1]	6.000	06/01/2042	7,529,722

53,300,000	Buckeye, OH Tobacco Settlement Financing Authority (TASC)	7.501[2]	06/01/2052	595,894

500,000	Butler County, OH Hospital Facilities (UC Health)[1]	5.500	11/01/2040	414,865

25,000	Cambridge, OH Multifamily Hsg. (Cambridge Heights)[1]	6.150	01/20/2050	25,876

1,980,000	Centerville, OH Health Care (Bethany Lutheran Village)[1]	5.750	11/01/2022	1,832,233

155,000	Cleveland, OH Airport (Continental Airlines)[1]	5.375	09/15/2027	129,033

240,000	Cleveland, OH Airport (Continental Airlines)[1]	5.700	12/01/2019	219,300

395,000	Cleveland, OH Rock Glen Hsg. Assistance Corp. (Ambleside Apartments)[1]	7.000	06/01/2018	394,992

865,000	Cleveland-Cuyahoga County, OH Port Authority[1]	5.375	05/15/2019	824,380

160,000	Cleveland-Cuyahoga County, OH Port Authority (Cleveland Bottle Supply)[1]	6.500	11/15/2021	153,480

975,000	Cleveland-Cuyahoga County, OH Port Authority (Fairmount Montessori Association)[1]	5.125	05/15/2025	808,158

235,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.750	05/15/2020	213,352

390,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	5.800	05/15/2027	336,044

1,055,000	Cleveland-Cuyahoga County, OH Port Authority (Port Cleveland)[1]	6.200	05/15/2022	1,002,904

1,225,000	Columbus-Franklin County, OH Finance Authority (Central Ohio Regional Bond Fund)[1]	6.500	11/15/2039	1,115,473

1,095,000	Columbus-Franklin County, OH Finance Authority, Series A1	6.000	05/15/2035	959,045

70,000	Cuyahoga County, OH Health Care Facilities (Senior Living Bet Moshev Zekenim)[1]	6.700	08/15/2028	64,135
20 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$25,000	Cuyahoga County, OH Health Care Facilities (Senior Living Bet Moshev Zekenim)[1]	6.800%	02/15/2035	$22,451

35,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.125	02/15/2013	35,090

25,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.125	02/15/2015	25,047

10,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.125	02/15/2016	10,015

35,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.125	02/15/2017	35,044

150,000	Cuyahoga County, OH Hospital (Metro Health System)[1]	5.250	02/15/2019	150,123

5,000	Cuyahoga County, OH Hospital (Metro Health System)	5.375	02/15/2012	5,014

10,000	Cuyahoga County, OH Hospital (W.O. Walker Center)[1]	5.000	01/01/2023	9,345

1,995,000	Cuyahoga County, OH Hospital Facilities (CSAHS-UHHS-Cuyahoga/Canton Obligated Group)[1]	7.500	01/01/2030	1,997,474

20,000	Dayton, OH Airport (James M. Cox)[1]	5.350	12/01/2032	17,943

130,000	Erie County, OH Hospital Facilities (Firelands Regional Medical Center)[1]	5.500	08/15/2022	125,497

35,000	Erie County, OH Hospital Facilities (Firelands Regional Medical Center)[1]	5.625	08/15/2032	30,611

10,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.250	08/15/2018	9,117

55,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.375	08/15/2028	42,365

15,000	Franklin County, OH Health Care Facilities (Friendship Village of Columbus)[1]	5.375	08/15/2028	11,554

510,000	Franklin County, OH Health Care Facilities (Ohio Presbyterian Retirement Services)	5.500	07/01/2011	511,224

25,000	Franklin County, OH Health Care Facilities (Ohio Presbyterian Retirement Services)[1]	5.500	07/01/2017	25,012

40,000	Franklin County, OH Multifamily Hsg. (Country Ridge Apartments)[1]	6.000	10/20/2038	40,000

65,000	Franklin County, OH Revenue (New Lincoln Lodge)[1]	6.850	02/01/2035	67,299

225,000	Glenwillow Village, OH GO1	5.875	12/01/2024	229,910

3,500,000	Greene County, OH (Greene Town Center)[1]	8.000	12/01/2034	3,473,670

182,500	Greene County, OH Economic Devel. (YMCA)[1]	6.000	12/01/2023	131,927

750,000	Greene County, OH Hospital Facility (Kettering Health Network)[1]	5.375	04/01/2034	721,763

20,000	Greene County, OH University Hsg. (Central State University)[1]	5.000	09/01/2024	13,413

55,000	Greene County, OH University Hsg. (Central State University)[1]	5.100	09/01/2035	31,693

55,000	Greene County, OH University Hsg. (Central State University)[1]	5.375	09/01/2022	40,046

35,000	Greene County, OH University Hsg. (Central State University)[1]	5.625	09/01/2032	22,495
21 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$2,500,000	Grove City, OH Tax Increment Financing[1]	5.375%	12/01/2031	$1,894,850

49,000	Heath City, OH School District[1]	6.375	12/01/2027	49,158

5,000,000	Hickory Chase, OH Community Authority Infrastructure Improvement[1]	7.000	12/01/2038	3,258,750

60,000	Highland Heights, OH GO1	5.700	12/01/2020	60,121

1,775,000	Jeffrey Place, OH New Community Authority (Jeffrey Place Redevel.)[1]	5.000	12/01/2032	1,081,011

10,000	Kettering, OH (Marshall Road Improvement)	6.450	12/01/2012	10,049

15,000	Lake County, OH Sewer District Improvements	6.250	12/01/2014	15,070

80,000	Lorain County, OH Elderly Hsg. Corp. (Harr Plaza)[1]	6.375	07/15/2019	76,739

10,000	Lorain County, OH Health Care Facilities (Kendal at Oberlin)[1]	5.250	02/01/2021	9,767

5,000	Lorain County, OH Health Care Facilities (Kendal at Oberlin)	5.375	02/01/2012	5,010

10,000	Lorain County, OH Hospital (Catholic Healthcare Partners)[1]	5.375	10/01/2030	9,724

200,000	Lorain County, OH Port Authority (Alumalloy LLC)[1]	6.000	11/15/2025	140,604

15,000	Lorain, OH GO1	5.650	12/01/2015	15,122

20,000	Lorain, OH Water System[1]	5.200	04/01/2016	20,061

50,000	Lucas County, OH GO	6.500	12/01/2016	50,235

750,000	Lucas County, OH Health Care Facilities (LHS/LOOFHSANO/LOOFHSAWC Obligated Group)[1]	7.000	11/01/2045	726,278

15,000	Lucas County, OH Health Care Facilities (Sunset Retirement Communities)[1]	6.500	08/15/2020	15,051

100,000	Lucas County, OH Health Care Facilities (Sunset Retirement Communities)[1]	6.550	08/15/2024	100,138

500,000	Lucas County, OH Hospital (Promedica Healthcare)[1]	5.750	11/15/2031	501,540

50,000	Lucas County, OH Hospital (Toledo Hospital/Flower Hospital/Promedica Continuing Care Services Corp. Obligated Group)[1]	5.375	11/15/2023	50,135

50,000	Lucas County, OH Hospital (Toledo Hospital/Flower Hospital/Promedica Continuing Care Services Corp. Obligated Group)[1]	5.625	11/15/2018	50,320

40,000	Meigs County, OH Industrial Devel. Revenue (Meigs Convalescent)[1]	8.250	12/01/2016	40,157

260,000	Middleburg Heights, OH Hospital (Southwest General Health Center)[1]	5.625	08/15/2015	260,835

50,000	Middleburg Heights, OH Hospital (Southwest General Health Center/Southwest Community Health System Obligated Group)[1]	5.625	08/15/2015	50,161

35,000	Middleburg Heights, OH Hospital (SWGHC/SWCHS Obligated Group)[1]	5.750	08/15/2021	35,039

50,000	Montgomery County, OH (Catholic Health Initiative)[1]	6.000	12/01/2019	50,188

500,000	Montgomery County, OH (Miami Valley Hospital)[3]	5.750	11/15/2023	531,475
22 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$550,000	Montgomery County, OH (Miami Valley Hospital)[1]	6.250%	11/15/2033	$566,247

45,000	Montgomery County, OH Multifamily Hsg. (Creekside Villas)[1]	5.950	09/01/2019	45,042

25,000	Montgomery County, OH Sewer (Greater Moraine-Beaver Creek)[1]	5.600	09/01/2011	25,450

235,000	Muskingum County, OH Hospital Facilities (BHA/Careserve/PP/SSNH/BHC/BCG/Carelife/BCC Obligated Group)[1]	5.400	12/01/2016	235,216

50,000	Muskingum County, OH Hospital Facilities (FSCCHM)	5.375	02/15/2012	50,122

325,000	New Carlisle, OH (Twin Creek)[1]	6.125	11/01/2026	330,421

30,000	North Canton, OH Health Care Facilities (Waterford at St. Luke)[1]	5.800	11/15/2028	23,347

500,000	OH Air Quality Devel. Authority (Columbus Southern Power)[1]	5.800	12/01/2038	504,155

625,000	OH Air Quality Devel. Authority (Fostoria Ethanol)[1]	8.500	02/01/2020	432,750

50,000	OH Air Quality Devel. Authority (Fostoria Ethanol)[1]	10.000	02/01/2020	39,694

640,000	OH Air Quality Devel. Authority (Marion Ethanol)[1]	8.500	02/01/2020	443,136

500,000	OH Air Quality Devel. Authority (Ohio Valley Electric Corp.)[1]	5.625	10/01/2019	501,505

150,000	OH Economic Devel. (Astro Instrumentation)[1]	5.450	06/01/2022	151,874

15,000	OH Economic Devel. (Ohio Enterprise Bond Fund)[1]	5.150	12/01/2017	15,522

35,000	OH Environmental Facilities (Ford Motor Company)[1]	5.950	09/01/2029	33,236

165,000	OH Greater Cincinnati Elderly Hsg. Finance Corp. (Cambridge Apartments)[1]	6.600	08/01/2025	165,190

50,000	OH HFA (Residential Mtg.)[1]	5.900	09/01/2023	52,871

680,000	OH HFA (Residential Mtg.)[1]	6.125	09/01/2028	722,194

190,000	OH HFA (Residential Mtg.)[1]	6.200	09/01/2033	194,486

500,000	OH Higher Education Facility Commission (Ashland University)[1]	6.250	09/01/2024	486,710

850,000	OH Port Authority of Columbiana Solid Waste (A&L Salvage)[4]	14.500	07/01/2028	—

100,000	OH Port Authority of Columbiana Solid Waste (Liberty Waste Transportation)[1]	7.125	08/01/2025	81,431

2,000,000	OH River South Authority (Lazarus Building Redevel)[1]	5.750	12/01/2027	1,741,900

60,000	OH Sewage & Solid Waste Disposal (Anheuser Busch)[1]	6.000	07/01/2035	59,996

215,000	OH Solid Waste Disposal (USG Corp.)[1]	6.050	08/01/2034	178,007

225,430	OH Western Reserve Port Authority Solid Waste Facility (Central Waste)[4]	6.350	07/01/2027	41,028

700,000	Olentangy, OH Local School District (School Facilities Construction & Improvement)[1]	5.000	12/01/2036	689,500

50,000	Pike County, OH Hospital Facilities (Pike Health Services)	6.750	07/01/2017	49,443
23 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued

Principal
Amount		Coupon	Maturity	Value

Ohio Continued
$225,000	Port of Greater Cincinnati, OH Devel. Authority (Public Parking Infrastructure)[4]	6.400%	02/15/2034	$132,271

40,000	Portage County, OH Hospital (Robinson Memorial Hospital)[1]	5.500	11/15/2014	40,263

45,000	Portage County, OH Hospital (Robinson Memorial Hospital)[1]	5.750	11/15/2019	45,156

5,000	Ravenna, OH GO	6.300	02/01/2013	5,019

20,000	Richland County, OH GO1	5.400	12/01/2015	20,077

135,000	Richland County, OH Hospital Facilities (Medcentral Health System)[1]	6.375	11/15/2022	136,474

175,000	Ross County, OH Hospital (Adena Health System)[1]	5.750	12/01/2028	175,306

20,000	Seven Hills, OH GO1	6.250	12/01/2020	20,426

5,000	Sheffield, OH GO	7.250	12/01/2011	5,013

5,000	Springboro, OH Special Assessment[1]	6.250	12/01/2014	5,113

15,000	Springboro, OH Special Assessment (Pioneer Blvd.)[1]	6.350	12/01/2014	15,040

940,000	Summit County, OH Port Authority[1]	6.500	05/15/2039	848,030

1,000,000	Summit County, OH Port Authority (Cleveland Flats-East)[1]	6.875	05/15/2040	970,680

525,000	Summit County, OH Port Authority (Twinsburg Township)[1]	5.125	05/15/2025	439,420

50,000	Toledo, OH GO1	6.350	12/01/2025	50,035

270,000	Toledo-Lucas County, OH Port Authority[1]	5.500	05/15/2020	217,207

2,680,000	Toledo-Lucas County, OH Port Authority (Crocker Park)[1]	5.375	12/01/2035	2,134,620

1,050,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	5.125	11/15/2025	1,072,596

200,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	5.400	05/15/2019	175,108

940,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	6.000	11/15/2027	824,568

70,000	Toledo-Lucas County, OH Port Authority (Northwest Ohio)[1]	6.375	11/15/2032	63,945

695,000	Toledo-Lucas County, OH Port Authority (Town Square at Levis Commons)[1]	5.400	11/01/2036	521,737

1,500,000	Warren County, OH Port Authority (Corridor 75 Park)[1]	7.500	12/01/2034	1,311,000

10,000	Warren, OH Waterworks[1]	5.000	11/01/2022	10,005

255,000	Washington County, OH Hospital (MAHC/MAHealth/ MMHospital/MMHF Obligated Group)[1]	5.375	09/01/2018	255,265
				54,851,048

U.S. Possessions—24.6%

500,000	Guam GO1	6.750	11/15/2029	506,130

750,000	Guam GO1	7.000	11/15/2039	771,390

250,000	Northern Mariana Islands Commonwealth, Series A1	5.000	06/01/2030	187,995

500,000	Puerto Rico Aqueduct & Sewer Authority[1]	6.000	07/01/2044	464,785
24 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Principal
Amount		Coupon	Maturity	Value

U.S. Possessions Continued

$750,000	Puerto Rico Commonwealth GO1	6.500%	07/01/2037	$763,298

45,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2026	42,819

135,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2027	127,784

80,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2029	74,822

80,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2030	73,625

90,000	Puerto Rico Electric Power Authority, Series AAA[1]	5.250	07/01/2031	81,358

15,000	Puerto Rico HFC[1]	5.100	12/01/2018	15,208

90,000	Puerto Rico IMEPCF (American Airlines)	6.450	12/01/2025	73,707

180,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	5.600	10/01/2014	175,712

1,015,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.250	10/01/2024	946,274

2,120,000	Puerto Rico Infrastructure (Mepsi Campus)[1]	6.500	10/01/2037	1,857,820

530,000	Puerto Rico ITEMECF (Ana G. Mendez University)[1]	5.375	02/01/2019	519,193

15,000	Puerto Rico ITEMECF (Hospital Auxilio Mutuo)[1]	6.250	07/01/2016	15,050

75,000	Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals)[1]	5.750	06/01/2029	57,701

2,085,000	Puerto Rico Port Authority (American Airlines), Series A	6.250	06/01/2026	1,660,390

15,000	Puerto Rico Public Buildings Authority[1]	5.125	07/01/2024	14,211

2,165,000	Puerto Rico Public Buildings Authority[1]	6.750	07/01/2036	2,276,368

500,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2021	548,285

250,000	Puerto Rico Public Buildings Authority[1]	7.000	07/01/2025	269,305

525,000	Puerto Rico Sales Tax Financing Corp., Series A1	5.750	08/01/2037	505,675

1,000,000	Puerto Rico Sales Tax Financing Corp., Series C1	0.000[5]	08/01/2032	801,690

500,000	Puerto Rico Sales Tax Financing Corp., Series C1	5.750	08/01/2057	501,725

15,000	University of V.I., Series A1	6.000	12/01/2019	14,800

1,000,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	4.700	07/01/2022	836,620

335,000	V.I. Public Finance Authority (Hovensa Refinery)[1]	6.125	07/01/2022	315,620

50,000	V.I. Water & Power Authority[1]	5.300	07/01/2021	47,675

500,000	V.I. Water & Power Authority, Series A1	5.000	07/01/2031	439,660

				14,986,695

Total Investments, at Value (Cost $79,850,019)—114.8%				69,837,743

Liabilities in Excess of Other Assets—(14.8)				(9,025,902)

Net Assets—100.0%				$60,811,841
25 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments
1. All or a portion of the security position has been segregated for collateral to cover borrowings. See Note 5 of the accompanying Notes.
2. Zero coupon bond reflects effective yield on the date of purchase.
3. When-issued security or delayed delivery to be delivered and settled after March 31, 2011. See Note 1 of the accompanying Notes.
4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.
5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).
The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of March 31, 2011 based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value

Assets Table
Investments, at Value:
Municipal Bonds and Notes
Ohio	$—	$54,851,048	$—	$54,851,048
U.S. Possessions	—	14,986,695	—	14,986,695

Total Assets	$—	$69,837,743	$—	$69,837,743

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund’s investments, and a summary of changes to the valuation methodologies, if any, during the reporting period.
26 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Footnotes to Statement of Investments Continued
To simplify the listings of securities, abbreviations are used per the table below:

BCC	Bethesda Company Care, Inc.
BCG	Bethesda Care Givers
BHA	Bethesda Hospital Assoc.
BHC	Bethesda Home Care
CFP	Centennial Falcon Properties
CSAHS	The Sisters of Charity of St. Augustine Health System
FSCCHM	Franciscan Sisters of Christian Charity Healthcare Ministry
GO	General Obligation
HFA	Housing Finance Agency
HFC	Housing Finance Corp.
IMEPCF	Industrial, Medical and Environmental Pollution Control Facilities
ITEMECF	Industrial, Tourist, Educational, Medical and Environmental Community Facilities
LHS	Lutheran Homes Society
LOOFHSANO	Lutheran Orphans & Old Folks Home Society at Napolean Ohio
LOOFHSAWC	Lutheran Orphans & Old Folks Home Society at Wolf Creek
MAHC	Marietta Area Health Care
MAHealth	Marietta Area Health
MMHF	Marietta Memorial Hospital Foundation
MMHospital	Marietta Memorial Hospital
PP	Professionals PRN, Inc.
SSNH	Sunny Slope Nursing Home
SWCHS	Southwest Community Health System
SWGHC	Southwest General Health Center
TASC	Tobacco Settlement Asset-Backed Bonds
UC	United Care
UHHS	University Hospitals Health System
V.I.	United States Virgin Islands
YMCA	Young Men’s Christian Assoc.
See accompanying Notes to Financial Statements.
27 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES March 31, 2011

Assets
Investments, at value (cost $79,850,019)—see accompanying statement of investments	$69,837,743

Cash	398,150

Receivables and other assets:
Interest	1,569,173
Investments sold	459,877
Shares of beneficial interest sold	14,328
Other	126,686

Total assets	72,405,957

Liabilities
Payables and other liabilities:
Payable on borrowings (See Note 5)	10,700,000
Investments purchased on a when-issued or delayed delivery basis	531,010
Shares of beneficial interest redeemed	152,477
Dividends	80,833
Distribution and service plan fees	37,434
Shareholder communications	16,752
Trustees’ compensation	4,172
Transfer and shareholder servicing agent fees	3,753
Interest expense on borrowings	2,125
Other	65,560

Total liabilities	11,594,116

Net Assets	$60,811,841

Composition of Net Assets
Par value of shares of beneficial interest	$6,351

Additional paid-in capital	84,206,372

Accumulated net investment income	582,331

Accumulated net realized loss on investments	(13,970,937)

Net unrealized depreciation on investments	(10,012,276)

Net Assets	$60,811,841

28 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $37,594,836 and 3,924,505 shares of beneficial interest outstanding)	$9.58
Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$10.06

Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,815,110 and 294,105 shares of beneficial interest outstanding)	$9.57

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $20,401,895 and 2,132,772 shares of beneficial interest outstanding)	$9.57
See accompanying Notes to Financial Statements.
29 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2011

Investment Income
Interest	$5,605,053

Other income	12

Total investment income	5,605,065

Expenses
Management fees	401,216

Distribution and service plan fees:
Class A	115,601
Class B	29,442
Class C	231,390

Transfer and shareholder servicing agent fees:
Class A	25,741
Class B	3,185
Class C	17,342

Shareholder communications:
Class A	16,113
Class B	2,038
Class C	10,784

Borrowing fees	354,613

Interest expense on borrowings	34,355

Administration service fees	1,500

Trustees’ compensation	1,335

Custodian fees and expenses	941

Other	55,053

Total expenses	1,300,649
Less waivers and reimbursements of expenses	(132,266)

Net expenses	1,168,383

Net Investment Income	4,436,682

Realized and Unrealized Loss
Net realized loss on investments	(1,521,282)

Net change in unrealized appreciation/depreciation on investments	(2,024,652)

Net Increase in Net Assets Resulting from Operations	$890,748

See accompanying Notes to Financial Statements.
30 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended March 31,	2011	2010

Operations
Net investment income	$4,436,682	$4,007,779

Net realized loss	(1,521,282)	(7,287,987)

Net change in unrealized appreciation/depreciation	(2,024,652)	19,427,524

Net increase in net assets resulting from operations	890,748	16,147,316

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,902,865)	(2,756,711)
Class B	(161,977)	(156,473)
Class C	(1,271,742)	(1,172,832)

	(4,336,584)	(4,086,016)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(5,536,913)	4,751,926
Class B	168,891	47,465
Class C	(1,732,470)	5,819,246

	(7,100,492)	10,618,637

Net Assets
Total increase (decrease)	(10,546,328)	22,679,937

Beginning of period	71,358,169	48,678,232

End of period (including accumulated net investment income of $582,331 and $482,233, respectively)	$60,811,841	$71,358,169

See accompanying Notes to Financial Statements.
31 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

STATEMENT OF CASH FLOWS For the Year Ended March 31, 2011

Cash Flows from Operating Activities
Net increase in net assets from operations	$890,748

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(22,149,989)
Proceeds from disposition of investment securities	27,619,734
Short-term investment securities, net	(214,608)
Premium amortization	128,787
Discount accretion	(253,709)
Net realized loss on investments	1,521,282
Net change in unrealized appreciation/depreciation on investments	2,024,652
Change in assets:
Decrease in interest receivable	69,756
Increase in other assets	(97,209)
Increase in receivable for securities sold	(459,877)
Change in liabilities:
Decrease in other liabilities	(4,836)
Decrease in payable for securities purchased	(378,486)

Net cash provided by operating activities	8,696,245

Cash Flows from Financing Activities
Proceeds from bank borrowings	32,800,000
Payments on bank borrowings	(30,800,000)
Proceeds from shares sold	19,875,222
Payments on shares redeemed	(28,889,002)
Cash distributions paid	(1,530,250)
Net cash used in financing activities	(8,544,030)

Net increase in cash	152,215

Cash, beginning balance	245,935

Cash, ending balance	$398,150

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $2,805,140.
Cash paid for interest on bank borrowings—$33,928.
See accompanying Notes to Financial Statements.
32 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FINANCIAL HIGHLIGHTS
Class A

Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.99	$8.04	$11.41	$13.58	$12.80

Income (loss) from investment operations:
Net investment income[2]	.64	.64	.70	.68	.61
Net realized and unrealized gain (loss)	(.43)	1.97	(3.41)	(2.21)	.61

Total from investment operations	.21	2.61	(2.71)	(1.53)	1.22

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.62)	(.66)	(.66)	(.64)	(.44)

Net asset value, end of period	$9.58	$9.99	$8.04	$11.41	$13.58

Total Return, at Net Asset Value[3]	2.07%	33.13%	(24.44)%	(11.67)%	9.78%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,595	$45,441	$32,743	$47,326	$22,292

Average net assets (in thousands)	$46,778	$39,835	$42,433	$39,710	$12,528

Ratios to average net assets:[4]
Net investment income	6.35%	6.80%	7.06%	5.34%	5.81%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	0.97%	0.98%	0.97%	0.90%	0.99%
Interest and fees from borrowings	0.53%	0.48%	0.95%	0.79%	1.50%
Interest and fees on short-term floating rate notes issued[5]	—	—	0.32%	0.73%	0.17%

Total expenses	1.50%	1.46%	2.24%	2.42%	2.66%[6]
Expenses after payments, waivers and/or reimbursements and reduction to
custodian expenses[7]	1.33%	1.14%	1.12%	1.53%	0.97%

Portfolio turnover rate	31%	18%	26%	93%	2%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 0.80%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
33 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

FINANCIAL HIGHLIGHTS Continued
Class B

Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.98	$8.03	$11.40	$13.58	$12.80

Income (loss) from investment operations:
Net investment income[2]	.56	.57	.63	.59	.52
Net realized and unrealized gain (loss)	(.42)	1.97	(3.42)	(2.23)	.62

Total from investment operations	.14	2.54	(2.79)	(1.64)	1.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.59)	(.58)	(.54)	(.36)

Net asset value, end of period	$9.57	$9.98	$8.03	$11.40	$13.58

Total Return, at Net Asset Value[3]	1.31%	32.19%	(25.04)%	(12.41)%	9.13%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,815	$2,775	$2,196	$2,316	$935

Average net assets (in thousands)	$2,951	$2,532	$2,481	$1,872	$419

Ratios to average net assets:[4]
Net investment income	5.62%	6.07%	6.52%	4.67%	4.96%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.81%	1.89%	1.91%	1.84%	2.45%
Interest and fees from borrowings	0.53%	0.48%	0.95%	0.79%	1.50%
Interest and fees on short-term floating rate notes issued[5]	—	—	0.32%	0.73%	0.17%

Total expenses	2.34%	2.37%	3.18%	3.36%	4.12%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.08%	1.90%	1.87%	2.28%	1.72%

Portfolio turnover rate	31%	18%	26%	93%	2%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
34 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Class C

Year Ended March 31,	2011	2010	2009	2008	2007[1]

Per Share Operating Data
Net asset value, beginning of period	$9.97	$8.03	$11.39	$13.57	$12.80

Income (loss) from investment operations:
Net investment income[2]	.56	.57	.63	.59	.46
Net realized and unrealized gain (loss)	(.41)	1.96	(3.41)	(2.23)	.67

Total from investment operations	.15	2.53	(2.78)	(1.64)	1.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.55)	(.59)	(.58)	(.54)	(.36)

Net asset value, end of period	$9.57	$9.97	$8.03	$11.39	$13.57

Total Return, at Net Asset Value[3]	1.42%	32.05%	(24.97)%	(12.43)%	9.01%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,402	$23,142	$13,739	$16,038	$3,895

Average net assets (in thousands)	$23,191	$19,094	$16,693	$11,872	$784

Ratios to average net assets:[4]
Net investment income	5.61%	5.99%	6.41%	4.64%	4.48%
Expenses excluding interest and fees on short-term floating rate notes issued and interest and fees from borrowings	1.75%	1.79%	1.87%	1.75%	1.95%
Interest and fees from borrowings	0.53%	0.48%	0.95%	0.79%	1.50%
Interest and fees on short-term floating rate notes issued[5]	—	—	0.32%	0.73%	0.17%

Total expenses	2.28%	2.27%	3.14%	3.27%	3.62%[6]
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses[7]	2.08%	1.91%	1.87%	2.28%	1.72%

Portfolio turnover rate	31%	18%	26%	93%	2%

1.	For the period from June 21, 2006 (commencement of operations) to March 31, 2007.

2.	Per share amounts calculated based on the average shares outstanding during the period.

3.	Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Interest and fee expense relates to the Fund’s liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions.

6.	Total expenses ratio is higher due to the Fund’s limited operating history.

7.	Prior to July 1, 2009, the Manager voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses,” excluding expenses attributable to investments in inverse floaters, as a percentage of average annual net assets would not exceed 1.55%. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings.
See accompanying Notes to Financial Statements.
35 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer Rochester Ohio Municipal Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended as a non-diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current interest income exempt from federal and Ohio state income taxes for individual investors as is consistent with preservation of capital. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”).
     The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C shares have separate distribution and/or service plans under which they pay fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as “Level 1,” observable market inputs other than unadjusted quoted prices are classified as “Level 2” and significant unobservable inputs, including the Manager’s judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund’s investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. Securities whose principal exchange is NASDAQ® are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A foreign
36 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.
     U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and “money market-type” debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.
     “Money market-type” debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.
     In the absence of a current price quotation obtained from an independent pricing service or broker-dealer, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund’s assets are valued but after the close of the securities’ respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     There have been no significant changes to the fair valuation methodologies of the Fund during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do
37 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of March 31, 2011, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions

Purchased securities	$531,010
Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest as of March 31, 2011 is as follows:

Cost	$1,430,939
Market Value	$173,299
Market Value as a % of Net Assets	0.28%
Concentration Risk. There are certain risks arising from geographic concentration in any state, commonwealth or territory. Certain economic, regulatory or political developments occurring in the state, commonwealth or territory may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remain open for the three preceding fiscal reporting period ends.
38 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$1,151,213	$—	$13,957,288	$10,025,925

1.	As of March 31, 2011, the Fund had $12,454,665 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of March 31, 2011, details of the capital loss carryforwards were as follows:

Expiring

2015	$5
2016	809,696
2017	2,144,196
2018	9,452,268
2019	48,500

Total	$12,454,665

2.	As of March 31, 2011, the Fund had $1,502,623 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2020.

3.	During the fiscal year ended March 31, 2011, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended March 31, 2010, the Fund did not utilize any capital loss carryforward.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
The tax character of distributions paid during the years ended March 31, 2011 and March 31, 2010 was as follows:

	Year Ended	Year Ended
	March 31, 2011	March 31, 2010

Distributions paid from:
Exempt-interest dividends	$4,314,446	$4,085,822
Ordinary income	22,138	194

Total	$4,336,584	$4,086,016

39 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of March 31, 2011 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$79,863,668

Gross unrealized appreciation	$634,447
Gross unrealized depreciation	(10,660,372)

Net unrealized depreciation	$(10,025,925)

Trustees’ Compensation. The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s independent trustees. Benefits are based on years of service and fees paid to each trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active independent trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan. During the year ended March 31, 2011, the Fund’s projected benefit obligations, payments to retired trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$92
Payments Made to Retired Trustees	247
Accumulated Liability as of March 31, 2011	1,944
The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.
40 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Investment Income. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the 1 Month LIBOR Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Amount	Shares	Amount

Class A
Sold	1,338,142	$13,584,752	2,075,249	$19,851,258
Dividends and/or
distributions reinvested	201,428	2,017,085	186,108	1,765,241
Redeemed	(2,164,922)	(21,138,750)	(1,785,355)	(16,864,573)

Net increase (decrease)	(625,352)	$(5,536,913)	476,002	$4,751,926

41 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
2. Shares of Beneficial Interest Continued

	Year Ended March 31, 2011		Year Ended March 31, 2010
	Shares	Amount	Shares	Amount

Class B
Sold	61,579	$625,410	85,258	$806,958
Dividends and/or
distributions reinvested	7,752	77,250	7,673	72,200
Redeemed	(53,270)	(533,769)	(88,293)	(831,693)

Net increase	16,061	$168,891	4,638	$47,465

Class C
Sold	484,490	$4,892,368	924,628	$8,842,941
Dividends and/or
distributions reinvested	71,139	710,805	67,505	639,189
Redeemed	(743,072)	(7,335,643)	(383,323)	(3,662,884)

Net increase (decrease)	(187,443)	$(1,732,470)	608,810	$5,819,246

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended March 31, 2011, were as follows:

	Purchases	Sales

Investment securities	$22,149,989	$27,619,734
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $500 million	0.55%
Next $500 million	0.50
Next $500 million	0.45
Over $1.5 billion	0.40
Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.
Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended March 31, 2011, the Fund paid $45,613 to OFS for services to the Fund.
Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.
42 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreim-bursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Distribution and Service Plans for Class B and Class C Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B and Class C shares under Rule 12b-1 of the Investment Company Act of 1940 to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares daily net assets. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations. The Distributor determines its uncompensated expenses under the Plans at calendar quarter ends. The Distributor’s aggregate uncompensated expenses under the Plans at March 31, 2011 were as follows:

Class B	$54,239
Class C	266,920
Sales Charges. Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C
	Class A	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor

March 31, 2011	$36,958	$3,979	$7,411	$14,033
43 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
Waivers and Reimbursements of Expenses. Prior to July 1, 2009, the Manager had voluntarily agreed to waive management fees and/or reimburse the Fund for certain expenses so that “Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses” excluding expenses attributable to the Fund’s investments in inverse floaters, would not exceed 0.80% of average annual net assets for Class A shares and 1.55% of average annual net assets for both Class B and Class C shares. Effective July 1, 2009, the Manager amended this voluntary undertaking so that this waiver would also exclude interest and fees from borrowings. During the year ended March 31, 2011, the Manager reimbursed $78,416, $7,513 and $46,337 for Class A, Class B and Class C shares, respectively.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class.
     Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.
5. Borrowings
The Fund can borrow money from banks in amounts up to one third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings. The Fund can use those borrowings for investment-related purposes such as purchasing portfolio securities. The Fund also may borrow to meet redemption obligations or for temporary and emergency purposes.
     The Fund can also use the borrowings for other investment-related purposes, including in connection with the Fund’s inverse floater investments as discussed in Note 1 (Inverse Floating Rate Securities). The Fund may use the borrowings to reduce the leverage amount of, or unwind or “collapse” trusts that issued “inverse floaters” owned by the Fund, or in circumstances in which the Fund has entered into a shortfall and forbearance agreement with the sponsor of the inverse floater trust to meet the Fund’s obligation to reimburse the sponsor of the inverse floater for the difference between the liquidation value of the underlying bond and the amount due to holders of the short-term floating rate notes issued by the Trust.
     The purchase of securities with borrowed funds creates leverage in the Fund. The use of leverage will subject the Fund to greater costs than funds that do not borrow for leverage, and may also make the Fund’s share price more sensitive to interest changes. The interest on borrowed money is an expense that might reduce the Fund’s yield. Expenses incurred by the Fund with respect to interest on borrowings and commitment fees are disclosed separately or as other expenses on the Statement of Operations.
     The Fund entered into a Revolving Credit and Security Agreement (the “Agreement”) with conduit lenders and Citibank N.A. which enables it to participate with certain other Oppenheimer funds in a committed, secured borrowing facility that permits borrowings of up to $2.25 billion, collectively. To secure the loan, the Fund pledges investment securities
44 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

in accordance with the terms of the Agreement. Securities held in collateralized accounts to cover these borrowings are noted in the Statement of Investments. Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (0.2386% as of March 31, 2011). The Fund pays additional fees annually to its lender on its outstanding borrowings to manage and administer the facility. The Fund is also allocated its pro-rata share of an annual structuring fee and ongoing commitment fees both of which are based on the total facility size. Total fees and interest that are included in expenses on the Fund’s Statement of Operations related to its participation in the borrowing facility during the year ended March 31, 2011 equal 0.51% of the Fund’s average net assets on an annualized basis. The Fund has the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice.
As of March 31, 2011, the Fund had borrowings outstanding at an interest rate of 0.2386%. Details of the borrowings for the year ended March 31, 2011 are as follows:

Average Daily Loan Balance	$10,596,712
Average Daily Interest Rate	0.316%
Fees Paid	$437,208
Interest Paid	$33,928
6. Reverse Repurchase Agreements
The Fund may engage in reverse repurchase agreements. A reverse repurchase agreement is the sale of one or more securities to a counterparty at an agreed-upon purchase price with the simultaneous agreement to repurchase those securities on a future date at a higher repurchase price. The repurchase price represents the repayment of the purchase price and interest accrued thereon over the term of the repurchase agreement. The cash received by the Fund in connection with a reverse repurchase agreement may be used for investment-related purposes such as purchasing portfolio securities or for other purposes such as those described in the preceding “Borrowings” note.
     The Fund entered into a Committed Repurchase Transaction Facility (the “Facility”) with J.P. Morgan Securities LLC (the “counterparty”) which enables it to participate with certain other Oppenheimer funds in a committed reverse repurchase agreement facility that permits aggregate outstanding reverse repurchase agreements of up to $750 million, collectively. Interest is charged to the Fund on the purchase price of outstanding reverse repurchase agreements at current LIBOR rates plus an applicable spread. The Fund is also allocated its pro-rata share of an annual structuring fee based on the total Facility size and ongoing commitment fees based on the total unused amount of the Facility. The Fund retains the economic exposure to fluctuations in the value of securities subject to reverse repurchase agreements under the Facility and therefore these transactions are considered secured borrowings for financial reporting purposes. The Fund also continues to receive the economic benefit of interest payments received on securities subject to reverse repurchase agreements, in the form of a direct payment from the counterparty.
45 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS Continued
6. Reverse Repurchase Agreements Continued
These payments are included in interest income on the Statement of Operations. Total fees and interest related to the Fund’s participation in the Facility during the year ended March 31, 2011 are included in expenses on the Fund’s Statement of Operations and equal 0.02% of the Fund’s average net assets on an annualized basis.
     The securities subject to reverse repurchase agreements under the Facility are valued on a daily basis. To the extent this value, after adjusting for certain margin requirements of the Facility, exceeds the cash proceeds received, the Fund may request the counterparty to return securities equal in margin value to this excess. To the extent that the cash proceeds received exceed the margin value of the securities subject to the transaction, the counterparty may request additional securities from the Fund. The Fund has the right to declare the first or fifteenth day of any calendar month as the repurchase date for any outstanding reverse repurchase agreement upon delivery of advanced notification and may also recall any security subject to such a transaction by substituting eligible securities of equal or greater margin value according to the Facility’s terms.
     Securities subject to reverse repurchase agreements are separately noted in the Statement of Investments. The Fund executed no transactions under the Facility during the year ended March 31, 2011.
7. Pending Litigation
Since 2009, a number of lawsuits have been pending in federal courts against the Manager, the Distributor, and certain mutual funds (“Defendant Funds”) advised by the Manager and distributed by the Distributor (but not including the Fund). The lawsuits naming the Defendant Funds also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The plaintiffs seek class action status on behalf of purchasers of shares of the respective Defendant Fund during a particular time period. The lawsuits raise claims under federal securities laws alleging that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund’s investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations. The plaintiffs seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     In 2009, what are claimed to be derivative lawsuits were filed in state court against the Manager and a subsidiary (but not against the Fund), on behalf of the New Mexico Education Plan Trust. These lawsuits allege breach of contract, breach of fiduciary duty, negligence and violation of state securities laws, and seek compensatory damages, equitable relief and an award of attorneys’ fees and litigation expenses.
     Other lawsuits have been filed since 2008 in various state and federal courts, against the Manager and certain of its affiliates. Those lawsuits were filed by investors who made investments through an affiliate of the Manager, and relate to the alleged investment fraud perpetrated by Bernard Madoff and his firm (“Madoff “). Those suits allege a variety
46 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and an award of attorneys’ fees and litigation expenses. None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors as defendants. None of the Oppenheimer funds invested in any funds or accounts managed by Madoff. On February 28, 2011, a Stipulation of Partial Settlement of certain of those lawsuits was filed in the U.S. District Court for the Southern District of New York. That proposed settlement is subject to final approval of the Court and the determination by the settling defendants that class members representing a sufficient proportion of the losses allegedly suffered by class members had elected to participate in the settlement. The proposed settlement does not settle any of the other outstanding lawsuits pending in other courts relating to these matters.
     The Manager believes that the lawsuits described above are without legal merit and is defending against them vigorously. The Defendant Funds’ Boards of Trustees have also engaged counsel to defend the suits brought against those Funds and the present and former Independent Trustees named in those suits. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer funds.
8. Subsequent Event
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law on December 22, 2010. The Act makes changes to a number of tax rules impacting the Fund. Although the Act provides a number of benefits, including the unlimited carryover of future capital losses, there may be a greater likelihood that all or a portion of a fund’s prior year capital loss carryovers will expire unused. In general, the provisions of the Act will be effective for the Fund’s fiscal year ending 2012. Specific information regarding the impact of the Act on the Fund will be contained within the “Federal Taxes” section of the financial statement notes for the fiscal year ending 2012.
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Trustees and shareholders of Oppenheimer Rochester Ohio Municipal Fund:
We have audited the accompanying statement of assets and liabilities of Oppenheimer Rochester Ohio Municipal Fund, including the statement of investments, as of March 31, 2011, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Rochester Ohio Municipal Fund as of March 31, 2011, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period June 21, 2006 (commencement of operations) to March 31, 2007, in conformity with U.S. generally accepted accounting principles.
KPMG llp
Denver, Colorado
May 16, 2011
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FEDERAL INCOME TAX INFORMATION Unaudited
In early 2011, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2010. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     None of the dividends paid by the Fund during the fiscal year ended March 31, 2011 are eligible for the corporate dividend-received deduction 99.49% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.
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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES; UPDATES TO STATEMENTS OF INVESTMENTS Unaudited
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.
     The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Householding—Delivery of Shareholder Documents
This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.
     Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.
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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Brian F. Wruble, Chairman of the Board of Trustees (since 2007) and Trustee (since 2006) Age: 67	Chairman (since August 2007) and Trustee (since August 1991) of the Board of Trustees of The Jackson Laboratory (non-profit); Director of Special Value Opportunities Fund, LLC (registered investment company) (affiliate of the Manager’s parent company) (since September 2004); Member of Zurich Financial Investment Management Advisory Council (insurance) (since 2004); Treasurer (since 2007) and Trustee of the Institute for Advanced Study (non-profit educational institute) (since May 1992); General Partner of Odyssey Partners, L.P. (hedge fund) (September 1995-December 2007); Special Limited Partner of Odyssey Investment Partners, LLC (private equity investment) (January 1999-September 2004). Oversees 59 portfolios in the Oppenheimer Funds complex. Mr. Wruble has served on the Boards of certain Oppenheimer funds since April 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

David K. Downes, Trustee (since 2007) Age: 71	Director of THL Credit Inc. (since June 2009); Independent Chairman GSK Employee Benefit Trust (since April 2006); Trustee of Employee Trusts (since January 2006); Chief Executive Officer and Board Member of Community Capital Management (investment management company) (since January 2004); President of The Community Reinvestment Act Qualified Investment Fund (investment management company) (since 2004); Director of Internet Capital Group (information technology company) (since October 2003); Director of Correctnet (January 2006-2007); Independent Chairman of the Board of Trustees of Quaker Investment Trust (registered investment company) (2004-2007); Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-2003); President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds (1993-2003); President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC (1993-2003); Chairman and Chief Executive Officer of Retirement Financial Services, Inc. (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and Chief Executive Officer of Delaware Service Company, Inc. (1995-2003); Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation (investment subsidiary of Equitable Life Assurance Society) (1985-1992); Corporate Controller of Merrill Lynch Company (financial services holding company) (1977-1985); held the following positions at the Colonial Penn Group, Inc. (insurance company): Corporate Budget Director (1974-1977), Assistant Treasurer (1972-1974) and Director of Corporate Taxes (1969-1972); held the following positions at Price Waterhouse Company (financial services firm): Tax Manager (1967-1969), Tax Senior (1965-1967) and Staff Accountant (1963-1965); United States Marine Corps (1957-1959). Oversees 59 portfolios in the Oppenheimer Funds complex. Mr. Downes has served on the Boards of certain Oppenheimer funds since December 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Matthew P. Fink, Trustee (since 2006) Age: 70	Trustee of the Committee for Economic Development (policy research foundation) (since 2005); Director of ICI Education Foundation (education foundation) (October 1991-August 2006); President of the Investment Company Institute (trade association) (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company) (October 1991-June 2004). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Fink has served on the Boards of certain Oppenheimer funds since January 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Phillip A. Griffiths, Trustee (since 2006) Age: 72	Fellow of the Carnegie Corporation (since 2007); Distinguished Presidential Fellow for International Affairs (since 2002) and Member (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since 2002); Director of GSI Lumonics Inc. (precision technology products company) (since 2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third World Academy of Sciences (since 2002); Director of the Institute for Advanced Study (1991-2004); Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University (1983-1991). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Griffiths has served on the Boards of certain Oppenheimer funds since June 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary F. Miller, Trustee (since 2006) Age: 68	Trustee of International House (not-for-profit) (since June 2007); Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and Senior Vice President and General Auditor of American Express Company (financial services company) (July 1998-February 2003). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Miller has served on the Boards of certain Oppenheimer funds since August 2004, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joel W. Motley, Trustee (since 2006) Age: 58	Managing Director of Public Capital Advisors, LLC (privately-held financial advisor) (since January 2006); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Director of Columbia Equity Financial Corp. (privately-held financial advisor) (2002-2007); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial advisor) (January 1998-December 2001); Member of the Finance and Budget Committee of the Council on Foreign Relations, Chairman of the Investment Committee of the Episcopal Church of America, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley. Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Motley has served on the Boards of certain Oppenheimer funds since October 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Mary Ann Tynan, Trustee (since 2008) Age: 65	Vice Chair of Board of Trustees of Brigham and Women’s/Faulkner Hospitals (non-profit hospital) (since 2000); Chair of Board of Directors of Faulkner Hospital (non-profit hospital) (since 1990); Member of Audit and Compliance Committee of Partners Health Care System (non-profit) (since 2004); Board of Trustees of Middlesex School (educational institution) (since 1994); Board of
52 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Mary Ann Tynan, Continued	Directors of Idealswork, Inc. (financial services provider) (since 2003); Partner, Senior Vice President and Director of Regulatory Affairs of Wellington Management Company, LLP (global investment manager) (1976-2002); Vice President and Corporate Secretary, John Hancock Advisers, Inc. (mutual fund investment adviser) (1970-1976). Oversees 59 portfolios in the OppenheimerFunds complex. Ms. Tynan has served on the Boards of certain Oppenheimer funds since October 2008, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Joseph M. Wikler, Trustee (since 2006) Age: 70	Director of C-TASC (bio-statistics services) (since 2007); Formerly, Director of the following medical device companies: Medintec (1992-2011) and Cathco (1996- 2011); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994); Director of Lakes Environmental Association (environmental protection organization) (1996-2008); Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wikler has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Peter I. Wold, Trustee (since 2006) Age: 63	Director of Arch Coal, Inc. (since 2010); Director and Chairman of Wyoming Enhanced Oil Recovery Institute Commission (enhanced oil recovery study) (since 2004); President of Wold Oil Properties, Inc. (oil and gas exploration and production company) (since 1994); Vice President of American Talc Company, Inc. (talc mining and milling) (since 1999); Managing Member of Hole-in-the-Wall Ranch (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 59 portfolios in the OppenheimerFunds complex. Mr. Wold has served on the Boards of certain Oppenheimer funds since August 2005, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., President and Principal Executive Officer and Trustee (since 2009) Age: 52	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003- March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson
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TRUSTEES AND OFFICERS Unaudited / Continued

William F. Glavin, Jr., Continued	Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007- July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007- December 2008) of MML Investors Services, Inc. Oversees 66 portfolios as a Trustee/Director and 96 portfolios as an officer in the OppenheimerFunds complex. Mr. Glavin has served on the Boards of certain Oppenheimer funds since 2009, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gabinet, Keffer and Zack, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Vandehey and Wixted, 6803 S. Tucson Way, Centennial, Colorado 80112-3924, for Messrs. Loughran, Cottier, Willis, DeMitry, Camarella, and Stein, 350 Linden Oaks, Rochester, New York 14625. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Daniel G. Loughran, Vice President (since 2006) and Senior Portfolio Manager (since 2001) Age: 47	Senior Vice President of the Manager (since July 2007); Vice President of the Manager (April 2001-June 2007) and a Portfolio Manager with the Manager (since 1999). Team leader, a Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Scott S. Cottier, Vice President and Senior Portfolio Manager (since 2006) Age: 39	Vice President of the Manager (since September 2002). Portfolio Manager and trader at Victory Capital Management (from 1999 to 2002). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Troy E. Willis, Vice President and Senior Portfolio Manager (since 2006) Age: 38	Vice President of the Manager (since July 2009); Assistant Vice President of the Manager (July 2005-June 2009). Portfolio Manager of the Manager (2002-2005). Corporate Attorney for Southern Resource Group (1999-2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Mark R. DeMitry, Vice President (since 2009) and Senior Portfolio Manager (since 2009) Age: 35	Vice President of the Manager (since July 2009); Associate Portfolio Manager of the Fund (2006-2009). Research Analyst of the Manager (June 2003-September 2006) and a Credit Analyst of the Manager (July 2001-May 2003). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.
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Michael L. Camarella, Vice President (since 2009) and Senior Portfolio Manager (since 2011) Age: 34	Vice President of the Manager (since January 2011); Assistant Vice President of the Manager (July 2009-January 2011). Research Analyst of the Manager (April 2006- December 2007) and a Credit Analyst of the Manager (June 2003-March 2006). Senior Portfolio Manager, an officer and a trader for the Fund and other Oppenheimer funds.

Richard Stein, Vice President (since 2007) Age: 53	Director of the Rochester Credit Analysis team (since March 2004) and a Vice President of the Manager (since 1997); headed Rochester’s Credit Analysis team (since 1993).

Arthur S. Gabinet, Secretary (since 2011) Age: 53
Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (since January 2011); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 96 portfolios in the OppenheimerFunds complex.

Thomas W. Keffer, Vice President and Chief Business Officer (since 2009) Age: 55	Senior Vice President of the Manager (since March 1997); Director of Investment Brand Management of the Manager (since November 1997); Senior Vice President of OppenheimerFunds Distributor, Inc. (since December 1997). An officer of 96 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2006) Age: 60	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 96 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2006) Age: 51	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 96 portfolios in the OppenheimerFunds complex.
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TRUSTEES AND OFFICERS Unaudited / Continued

Robert G. Zack, Vice President (since 2006) Age: 62	Vice President, Secretary and General Counsel of OAC (since November 2001); Executive Vice President (since January 2004) and General Counsel (from March 2002 to December 2010) of the Manager; General Counsel of the Distributor (from December 2001 to December 2010); General Counsel of Centennial Asset Management Corporation (from December 2001 to December 2010); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (from December 2001 to December 2010); Assistant Secretary (from September 1997 to December 2010) and Director (from November 2001 to December 2010) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (from December 2002 to December 2010); Director of Oppenheimer Real Asset Management, Inc. (from November 2001 to December 2010); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (from December 2001 to December 2010); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. (from November 2001 to December 2010); Executive Vice President, General Counsel and Director of OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (from June 2003 to December 2010); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (from November 2001 to December 2010). An officer of 96 portfolios in the OppenheimerFunds complex.
The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.525.7048.
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OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Manager	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel llp
©2011 OppenheimerFunds, Inc. All rights reserved.
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PRIVACY POLICY NOTICE
As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.
Information Sources
We obtain nonpublic personal information about our shareholders from the following sources:

•	Applications or other forms

•	When you create a user ID and password for online account access

•	When you enroll in eDocs Direct, our electronic document delivery service

•	Your transactions with us, our affiliates or others

•	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

•	When you set up challenge questions to reset your password online
If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.
We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.
If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.
We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.
Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.
Disclosure of Information
We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.
Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.
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Internet Security and Encryption
In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.
As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.
We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.
•	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

•	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

•	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.
Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.
How You Can Help
You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.
Who We Are
This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.
59 | OPPENHEIMER ROCHESTER OHIO MUNICIPAL FUND

Item 2.	Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.
The Board of Trustees of the registrant has determined that David Downes, the Board’s Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is “independent” for purposes of this Item 3.

Item 4.	Principal Accountant Fees and Services.
(a)	Audit Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $26,000 in fiscal 2011 and $34,700 in fiscal 2010.
(b)	Audit-Related Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $2,895 in fiscal 2011 and $2,632 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed $342,900 in fiscal 2011 and $253,340 in fiscal 2010 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
Such services include: internal control reviews, audit of capital accumulation plan and professional services for FIN 45.
(c)	Tax Fees
The principal accountant for the audit of the registrant’s annual financial statements billed $11,050 in fiscal 2011 and $8,500 in fiscal 2010.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees to the registrant during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.
(d)	All Other Fees
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years.
The principal accountant for the audit of the registrant’s annual financial statements billed no such fees during the last two fiscal years to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.
(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $356,845 in fiscal 2011 and $264,472 in fiscal 2010 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants
Not applicable.

Item 6.	Schedule of Investments.
a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.
b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.
The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards
1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:
•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.
The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11.	Controls and Procedures.
Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 03/31/2011, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.
(a)	(1)	Exhibit attached hereto.

	(2)	Exhibits attached hereto.

	(3)	Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Rochester Ohio Municipal Fund
By:	/s/ William F. Glavin, Jr
William F. Glavin, Jr.
Principal Executive Officer
Date: 05/10/2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr. Principal Executive Officer
Date: 05/10/2011

By:	/s/ Brian W. Wixted
Brian W. Wixted Principal Financial Officer
Date: 05/10/2011